SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12

                             MORROW SNOWBOARDS, INC.
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:
          ___________________________________
     2)   Aggregate number of securities to which transaction applies:
          ___________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ___________________________________
     4)   Proposed maximum  aggregate value of transaction:  __________________
     5)   Total fee paid: ______________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid: ________________________________
     2)     Form, Schedule or Registration Statement No.: ______________
     3)     Filing Party: __________________________________________
     4)     Date Filed: ___________________________________________

                             MORROW SNOWBOARDS, INC.
                           599 Menlo Drive, Suite 200
                                Rocklin, CA 95765




To the Shareholders of Morrow Snowboards, Inc.:

     You are cordially invited to attend the Annual Meeting (the "Meeting") of the Shareholders of Morrow Snowboards, Inc., doing business as Granite Bay Technologies ("Granite Bay" or the "Company") which will be held on September 28, 2000, at 10:00 a.m. (Pacific Time), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California 95765. As used in this Proxy Statement, the terms "we," "us" and "our" also mean Granite Bay.

     The accompanying Notice of the Annual Meeting of the Shareholders and Proxy Statement contain the matters to be considered and acted upon, and you should read the material carefully.

     The Proxy Statement contains important information about (i) the five (5) nominees for election as Directors, (ii) a proposal to amend the Articles of Incorporation to change the Company's name to Granite Bay Technologies, Inc.,
(iii) a proposal to change the state of incorporation from Oregon to California effective through a merger of Morrow Snowboards, Inc. into its wholly-owned subsidiary, Granite Bay Technologies, Inc., a California corporation ("Granite Bay-California"), (iv) to approve the Granite Bay 2000 Equity Incentive Plan and
(iv) the selection of Perry-Smith LLP as the Company's independent auditors for the fiscal year ending December 31, 2000. The Board of Directors strongly recommends your approval of these proposals.

     We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, revoke your proxy, if you attend the meeting and choose to vote in person.

                                   Sincerely,

                                   /s/ P. Blair Mullin

                                   P. Blair Mullin
August 29, 2000                    President

                             MORROW SNOWBOARDS, INC.
                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held On September 28, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Morrow Snowboards, Inc., doing business as Granite Bay Technologies, an Oregon corporation ("Granite Bay" or the "Company"), will be held on September 28, 2000, at 10:00 a.m. (Pacific Time), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California 95765, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

     1. To elect five (5) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

     2. To approve an amendment to the Articles of Incorporation to change the Company's name to Granite Bay Technologies, Inc.;

     3. To approve a change to the state of incorporation from Oregon to California effective through a merger of Granite Bay into its subsidiary, Granite Bay Technologies, Inc., a California corporation ("Granite Bay-California");

     4.   To approve the Granite Bay Technologies 2000 Stock Option Plan;

     5.   To  ratify  the  selection  of   Perry-Smith   LLP  as  the  Company's
          independent auditors for the fiscal year ending December 31, 2000; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on August 28, 2000, are entitled to notice of and to vote at the Annual Meeting of the Shareholders.

                                        By Order of the Board of Directors

                                        /s/ P. Blair Mullin



August 29, 2000                         P. Blair Mullin
                                        Acting Secretary

YOU ARE CORDIALLY INVITED TO ATTEND MORROW SNOWBOARDS, INC.'S ANNUAL MEETING OF SHAREHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                               PROXY STATEMENT OF
                             MORROW SNOWBOARDS, INC.
                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765


                     INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is furnished to the shareholders of Morrow Snowboards, Inc., doing business as Granite Bay Technologies ("Granite Bay" or the
"Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Annual Meeting of the Shareholders (the "Meeting") to be held on September 28, 2000, at 10:00 a.m. (Pacific Time), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California, California 95765, and at any and all adjournments thereof. Only shareholders of record on August 28, 2000, will be entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also mean Granite Bay.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" the name change to Granite Bay Technologies, "FOR" the approval of the Reincorporation and Merger Agreement, "FOR" the adoption of the 2000 Equity Incentive Plan, "FOR" the ratification of Perry-Smith LLP as the Company's independent auditors, and at the proxy holder's discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Secretary, Morrow Snowboards, Inc., 599 Menlo Drive, Suite 200, Rocklin, California 95765; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees, and agents of Company, may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which the Company will also bear.

     This Proxy Statement and form of proxy were first mailed to shareholders on or about August 29, 2000.

                          RECORD DATE AND VOTING RIGHTS

     The Company is currently authorized to issue up to 40,000,000 shares of Common Stock, no par value and 10,000,000 shares of Preferred Stock, no par value. As of August 1, 2000, 18,032,906 shares of Common Stock were issued and outstanding and no shares of Preferred Stock are outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for shareholder approval, including the election of directors. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is August 28, 2000. The Company's Certificate of Incorporation does not provide for cumulative voting.

     The majority of the outstanding shares of Common Stock of the Company entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. The directors shall be elected by a plurality of the voting shares of Common Stock, present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The approval of all other proposals requires the votes for the proposal to be greater than the number of votes opposing the proposal. Under Oregon law, abstentions and broker non-votes shall be counted for purposed of determining quorum. Abstentions and non-votes will not be counted for any proposal to determine if a proposal is approved.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

General Information

     At the Meeting, shareholders will be asked to elect Messrs. William H. Hedden, Stephen C. Kircher, Thomas J. Manz, Anthony G. Genovese and P. Blair Mullin, to serve until the next Meeting and until their successor shall be elected and qualified.

Nominees for Director

     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as director, if elected at the Meeting. In the event that any nominee is unable to serve, the person named in the proxy has discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The directors who are elected shall hold office until the next Meeting or until their successors are elected and qualified.

     The following sets forth the persons nominated by the Board of Directors for election as a director and certain information with respect to that person.

               Nominee                            Age

               William H. Hedden                   45
               Stephen C. Kircher                  46
               Thomas J. Manz                      50
               Anthony G. Genovese                 57
               P. Blair Mullin                     46

Background of Nominees

     William H. Hedden has served as President and Chief Executive Officer of Consolidated Adjusting, Inc. (construction insurance adjusting) since 1992. From 1985 to 1992, Mr. Hedden served as Director of Burlingame Bancorp and its subsidiary, Burlingame Bank & Trust Co. In 1984, Mr. Hedden served as Chairman of the Board of Bayhill Service Corporation, a mortgage banking subsidiary of Delta Federal Savings & Loan. From 1983 to 1987, Mr. Hedden served as Chairman of the Board and majority shareholder of Delta Federal Savings & Loan. Mr. Hedden has a Juris Doctor degree from Hastings College of the Law, San Francisco in 1979 and a BA degree from Stanford University, Palo Alto, California in 1975. He has been a director of the Company since October 1999.

     Stephen C. Kircher. Mr. Kircher has served as Chairman of the Board of Directors of the Company since February 2000 and as a director since October 1999. He has served as a director of International Display Works, Inc. since its formation in June 1999. Since 1993, he has served as President & Chief Executive Officer and is majority owner of Capitol Bay Group, Inc. (holding company), and as President & Chief Executive Officer of Capitol Bay Securities, Inc. (securities and investment banking) and Capitol Bay Management, Inc. (investment company). Both Capitol Bay Securities, Inc. and Capitol Bay Management, Inc. are wholly-owned subsidiaries of Capitol Bay Group, Inc. He was a founding Director of Burlingame Bancorp and served on its Board from 1984 to 1991. Prior to 1993, Mr. Kircher formed and managed Spinner Corporation, which engaged in leveraged buyouts of troubled companies. Mr. Kircher has extensive experience as a principal in equity private placements, sale and leaseback financing, multiple forms of debt financing and initial public offerings. Mr. Kircher began his career with Dean Witter in 1975 before joining Bateman, Eichler, Hill & Richards, a regional investment banking firm in 1978. Mr. Kircher has a BA degree from the University of California, San Diego.

     Thomas J. Manz has served as a director of the Company since October, 1999. Mr. Manz has been owner of TJM Enterprises, a real estate development, brokerage and financial services sole proprietorship since 1993. From 1984 to 1993, Mr. Manz was responsible for the renovation, expansion and management of Southgate Shopping Center, a 439,000 square-foot shopping center in Sacramento, California, as well as several other ventures in the real estate industry including property management, construction, real estate sales, and commercial landscaping. Mr. Manz is presently Chairman of the Board of Roseville First National Bank and has served as a Director of that bank since 1991. Since 1997, Mr. Manz has served as a Director of Pacific Coast Bankers Bank. Mr. Manz received a Bachelor of Science degree from Iowa State University in 1971.

     Anthony G. Genovese is the President and Chief Executive officer who founded International Display Works, Inc. in June 1999 to purchase the shares of Microelectronics Company Ltd. ("MULCD") and Vikay Industrial (Shenzen) Limited ("VKSTD"). IDW operated MULCD and VKSTD under a management contract with Vikay Industrial (Singapore) Limited ("Vikay"), MULCD's and VKSTD's parent company, from August 1, 1999. From 1997 to 1999, Mr. Genovese was President, joint member of the Office of the Chief Executive and member of the Board of Directors of Vikay. Vikay entered Judicial Management, a form of bankruptcy proceeding in Singapore, in December 1997. Mr. Genovese was selected for this position by the Judicial managers of Vikay. Vikay is a public company listed on the SESDAQ exchange in Singapore. In 1986, Mr. Genovese founded VGI, a joint venture company with Vikay to market Vikay LCDs and to help Vikay enter the LCD module business in the United States. He introduced custom products to major companies such as ADEMCO, GE, Honeywell, Schlumberger, AT&T, Milton Bradley, Lifescan and White- Rogers. In 1992, VGI became a subsidiary of Vikay, Vikay America, Inc. Mr. Genovese continued as President and CEO of Vikay America from 1992 to 1997. Mr. Genovese received a BS in Physics from Manhattan College in 1964, an MS in Physics & Mathematics from NYU & Courant Institute of Mathematical Sciences in 1966 and attended USC for 18 graduate credits towards a Master Degree in Systems Management in 1975 and 1976.

     P. Blair Mullin has served as a Director of the Company since October 1998 and as a Director of IDW since February 2000. Mr. Mullin has served as Chairman of the Board of Granite Bay since April 1999. Mr. Mullin has also served as Granite Bay's President since May 1998 and as Chief Financial Officer since Granite Bay's acquisition of Westbeach Snowboard Canada Ltd. ("Westbeach") in November 1997. In addition, he has served as Treasurer and Secretary of Granite Bay since January 1998. Mr. Mullin was the President and Chief Executive Officer of Westbeach from July 1995 to November 1997 and the Chief Executive Officer of Westbeach Canada, ULC, from May 1998 to present. Mr. Mullin was responsible for the sale of the snowboard manufacturing assets and the snowboard apparel trademarks in 1999. From 1992 to 1995, Mr. Mullin was a private business consultant, serving companies in distress situations. Mr. Mullin received an MBA from the University of Western Ontario in 1982 and a Bachelor of Arts degree in Economics from Wilfrid Laurier University in 1975.

Votes Required

     The plurality of the voting shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE
NOMINEES FOR THE ELECTION OF DIRECTORS.


                                  PROPOSAL TWO

                             APPROVAL OF NAME CHANGE
                                       TO
                         GRANITE BAY TECHNOLOGIES, INC.

     The Board of Directors (the "Board") unanimously approved, subject to Shareholder approval, the change of the name of the Company to Granite Bay Technologies, Inc. Oregon law requires the change in the Company's name be approved by the shareholders as an amendment to the Articles of Incorporation. The Board believes it is in the best interest of the Company to change its name to Granite Bay Technologies, Inc. to better reflect the current operations of the Company and to comply with contractual provisions in the sale of the snowboard business that require the Company to cease using the name Morrow Snowboards. The Company is currently doing business under the name Granite Bay Technologies.

     Originally the Company was organized to design, manufacture and market snowboards, boots, bindings, apparel and accessories. In March, 1999, the Company sold its Morrow(TM) intellectual property, along with all of its 1999/2000 inventories and its snowboard and binding production equipment to K2 Acquisition, Inc. As a part of its contract with K2 Acquisition, the Company agreed to cease using the name Morrow Snowboards. This name change will further comply with that provision.

     The Board also believes that the name should be changed to Granite Bay Technologies to reflect the current operations of the Company. The Company ceased all manufacture and design of snowboards and accessories in 1999 and, since that time, moved its operations to the Granite Bay region of California and expanded its operations into liquid crystal display manufacturers, sales and distributors as the result of its recent acquisitions. The new name also clearly reflects the Company's strategic direction to provide a broad range of high technology products and services to its customers.

     The Company will not proceed with the name change in Oregon if the Company's proposal to reincorporate in California in accordance with the terms stated in Proposal Three is approved since the name will automatically change as a part of the reincorporation.

Vote Required

     The affirmative vote of a majority of the Common Stock represented and voting at the Meeting is necessary to approve the amendment to the Articles of Incorporation to effect the name change to Granite Bay Technologies, Inc. The Board of Directors recommends a vote "FOR" the proposal. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise.

THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  VOTING FOR THE AMENDMENT TO THE
ARTICLES  OF   INCORPORATION  TO  CHANGE  THE  COMPANY'S  NAME  TO  GRANITE  BAY
TECHNOLOGIES.


                                 PROPOSAL THREE

                                   APPROVAL OF
                         REINCORPORATION INTO CALIFORNIA

     The Board of Directors (the "Board") has unanimously approved, subject to shareholder approval, reincorporation in the State of California, by merging into its wholly-owned subsidiary, Granite Bay Technologies, Inc. Granite Bay Technologies, Inc. ("Granite Bay-California") was formed for the specific purpose of effectuating the reincorporation to the State of California. A copy of the Articles of Incorporation for Granite Bay-California is attached as Exhibit A.

Principal Reasons for Reincorporation

     The Board believes it is in the best interest of the Company to change its domicile to California. The principal reason for reincorporating in California is that substantially all of the Company's operations and its principal executive offices are now located in California and it is already subject to many provisions of California corporate law as a qualified foreign corporation.

     Attentiveness and Responsiveness of Government. The Board believes that being incorporated in the state where its management is headquartered puts it in position to monitor and participate in legislative and executive branch actions and other governmental decisions affecting corporations in the state. This can be important as corporations are substantially affected by changes in the legal and financial environment in which they operate, and by the variety of legislative and other governmental actions which may be taken in response to such changes.

     Prominence and Predictability of California Law. The Board believes that the laws of the State of California are favorable to companies and their shareholders because of the established and consistent law provided by the California Corporation's Code and extensive case laws developed over the years.

     As the Corporation plans for the future, the Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of California corporate law provide a reliable foundation on which the Corporation's governance decisions can be based. The Corporation believes that shareholders will benefit from the responsiveness of California corporate law to their needs. The Company believes that incorporation in the State of California will make it more attractive in future financing because of the stable and consistent governing laws.

General

     The proposed Reincorporation would be accomplished by merging (the "Merger") the Company into a newly formed California subsidiary, which is named Granite Bay Technologies, Inc. ("Granite Bay- California"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit B to this Proxy Statement. Granite Bay-California was incorporated specifically for purposes of the Reincorporation and has conducted no business and has no material assets or liabilities. As of the effective date of the Merger, the Company's name will change to Granite Bay Technologies, Inc. Granite Bay Technologies, Inc.'s principal executive offices are located at 599 Menlo Drive, Suite 200, Rocklin, California 95765, telephone (916) 315 - 2021.

     The reincorporation will not result in any change in the Company's business, management, directors, capitalization, assets or liabilities and will not result in any relocation of management or other employees. Further, except as explained herein, Proposal Three will not result in any substantial differences between the charter documents of the Company and Granite Bay-California. However, some differences between the charter documents of the Company and Granite Bay-California do exist by virtue of differences in state corporate law. All outstanding options and warrants of the Company will automatically be assumed and converted into an option or warrant to purchase the same number of shares of Granite Bay-California capital stock, at the same price per share and upon the same terms and subject to the same conditions as set forth in such option or warrant agreement. Granite Bay-California will also assume the 2000 Equity Income Plan submitted for approval in this proxy statement.

     Upon the effectiveness of the Merger, (i) the legal existence of the Company as a separate corporation will cease, (ii) Granite Bay-California will succeed to the assets and assume the liabilities of the Company, and (iii) each share of the Company's Common Stock, no par value, shall be automatically converted into one share of Common Stock, no par value of Granite Bay-California. Each outstanding certificate representing a share or shares of Granite Bay Common Stock will continue to represent the same number of respective shares of Granite Bay-California. Thus, it will not be necessary for shareholders of Granite Bay to exchange their existing stock certificates for stock certificates of Granite Bay-California.

Possible Disadvantages

     The Company believes there are no material disadvantages to Proposal Three,
although,   as  discussed  below,  there  are  differences  between  Oregon  and
California Corporate law.

     In accordance with Oregon law, to approve Proposal Three the number of affirmative votes of the holders of shares of Common Stock of the Company must exceed the votes cast opposing the proposal. It is anticipated that the Merger will become effective as soon as practicable following shareholder approval. However, pursuant to the Merger Agreement, the Merger may be abandoned, even after shareholder approval has been obtained, if circumstances arise which, in the opinion of the Board, make it inadvisable to proceed with the Merger, including the exercise of dissenter's rights, as discussed below.

     Holders of Common Stock of the Company are entitled to dissenter's rights as set forth below.

Rights of Dissenting Stockholders

     Any Granite Bay stockholder is entitled to be paid the fair value of his or her shares in accordance with Section 60.554(1)(a) of the Oregon Revised Statues ("ORS") if the stockholder dissents to the Reincorporation. A brief summary of the provisions of ORS Sections 60.551 to 60.594.

     Since the Reincorporation is being submitted for vote at a shareholders' meeting and the resulting entity will be a California corporation, each holder of shares of Granite Bay Common Stock who wants to assert dissenters' rights and who follows the procedures set forth in Section 60.564 of ORS, will be entitled to have his or her shares of Granite Bay Common Stock purchased by Granite Bay-California for cash at their fair market value if Granite Bay completes the Merger. The shareholder must not vote such shares in favor of the proposed action to be entitled to dissenters' rights. The fair value of shares of Granite Bay Common Stock is the value of the shares immediately before the date of this notice, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     A shareholder who wishes to exercise dissenters' rights should mail or deliver his or her written intent to demand dissenters' rights to Morrow Snowboards, Inc., 599 Menlo Drive, Suite 200, Rocklin, California 95765, with a copy to David Adams, Esq., Bartel Eng Linn & Schroder, 300 Capitol Mall, Suite 1100, Sacramento, California 95814, on or before 10:00 a.m. Pacific Standard Time on September 28, 2000. Any stockholder who does not follow the foregoing is not entitled to pursue dissenter's rights to receive payment for his or her
shares  under  Section   60.554(1)(a)  of  the  ORS,   assuming  the  Merger  is
consummated.

     If the Merger is approved and the Board determines to proceed with the Reincorporation despite some shareholders seeking to obtain dissenter's rights, the Company will send all shareholders, who sent their intent to demand dissenters' rights by the required date, a Dissenters' Notice within ten (10) days of the meeting with a form to demand payment and information explaining where to send the payment demand, where and when certificates for certificated shares shall be deposited, the payment demand deadline (which will be thirty to sixty days after the Dissenters Notice is sent) and a full copy of ORS Sections
60.551 to 60.594. A stockholder of Granite Bay wishing to exercise dissenters' rights must (a) demand payment; (b) certify whether he or she acquired beneficial ownership of the shares before the meeting on September 28, 2000; and
(c) deposit his or her certificates, if any, in accordance with the terms of the Dissenter's Notice.

     Within 60 days after receipt of a demand for payment, Granite Bay-California shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by Granite Bay's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with statement of Granite Bay's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under ORS 60.587 and a copy of ORS Sections 60.551 to 60.594.

     Pursuant to ORS Section 60.584, Granite Bay may withhold payment from a dissenter unless he or she was the beneficial owner of the shares before the date set in the Dissenter's Notice. If Granite Bay withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his or her demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to ORS
Section 60.587.

     A dissenter may notify Granite Bay in writing of his or her estimate of the fair value of the shares and the amount of interest due and demand payment of his or her estimate, less any payment made pursuant to ORS Section 60.577, or reject the offer made pursuant to ORS Section 60.584 and demand payment of the fair value of his or her shares and interest due. A dissenter waives his or her right to demand payment unless he or she makes his or her demand in writing within 30 days after Granite Bay has made or offered payment for his or her shares.

     If any demand for payment remains unsettled, Granite Bay shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Lane, State of Oregon (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Oregon, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If Granite Bay does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment (a) for the amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the Company or (b) for the fair value, plus accrued interest, of his or her after-acquired shares for which Granite Bay elected to withhold payment pursuant to ORS Section 60.584. The court shall assess costs pursuant to ORS Section 60.594.

Strict Compliance with Provisions Required for Exercise of Dissenter's Rights

     The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his or her shares of Granite Bay Common Stock. ORS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections and consult his or her legal advisor.

     The Company has reserved the right to abandon the reincorporation if it decides that the number of stockholders exercising dissenters' rights exceeds an amount it deems acceptable, in its sole and absolute discretion.

Significant Differences Between the Corporation Laws of Oregon and California

     The corporation laws of Oregon and California differ in a number of respects. It is impracticable to summarize all of the differences in this Proxy Statement, but certain significant aspects of the corporation laws of Oregon and California that could materially affect the rights of shareholders of Granite Bay are set forth below.

     1. Classification of the Board of Directors. Oregon law permits, but does not require, the adoption of a classified Board for corporations with six or more directors. A classified Board allows the Board to be divided into two or three classes with staggered terms of office, with only one class of directors coming up for election each year. If the corporation has cumulative voting, each group must have three members. Such classification may be effected through the articles of incorporation, initial bylaws or a bylaw adopted by the shareholders. The Articles of Incorporation of Granite Bay do not provide for a classified Board. California law does not permit the adoption of a classified Board by companies whose shares are not listed on a national securities exchange.

     2. Cumulative Voting for Directors. Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A shareholder may then cast all of his or her votes for a single candidate, or may allocate them among as many candidates as such shareholder may choose. Under Oregon law, shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide. The Articles of Incorporation of Granite Bay does not provide for cumulative voting in the election of directors. Under California law, a Corporation whose shares are not listed on a national securities exchange must allow for cumulative voting.

     3. Change in Number of Directors. Under Oregon law, the board of directors may fix the exact number of directors or fix the exact number of directors within a range provided in the articles of incorporation or bylaws, but any change in the range must be approved by the shareholders. If no range is provided, any change in the authorized number of directors must be approved by the shareholders. The fixing of numbers of directors and changing the numbers under California law is substantially similar to Oregon law. The number of directors for Granite Bay is not to be less than five (5) and not more than nine
(9). The number of directors for Granite Bay-California is not to be less than five (5) and not more than nine (9).

     4. Removal of Directors. Under Oregon law, a director may be removed without cause by shareholder vote, provided that the shares voted against such removal would not be sufficient to elect the director under cumulative voting rules. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the director. A director may only be removed at a meeting called for the purpose of removing the director and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of a director. The removal of directors under California law is substantially similar to Oregon law, except removal is not limited to a meeting called and noticed for that specific purpose.

     5. Limitation on Call of Special Meetings of Shareholders. Oregon and California law both provide that such meetings may be called by the Board of Directors, the Chairman of the Board of Directors, the President, or by shareholders entitled to cast not less than 10% of the votes at the meeting.

     6. Shareholder Vote for Mergers. Under Oregon Law, shareholder approval is required for all mergers, except for a surviving corporation if (a) the merger agreement does not amend the existing certificate of incorporation, (b) the designations, preferences, limitations and relative rights of each outstanding share of the surviving corporation before the merger is identical to the outstanding shares after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance. California law contains a similar exception to shareholder voting requirements for reorganizations where shareholder control is not diluted more than one-sixth (1/6) as a result of the reorganization, although in California the dilution test applies to both surviving and nonsurviving corporations involved in the merger or reorganization.

     Also, California has an additional exception from shareholder voting for mergers between a parent corporation and its 90% owned subsidiary so long as the shareholders receive shares having the same rights, preferences, privileges or restrictions. As for their shares, a shareholder vote is required for a merger into a non-California corporation. California law generally requires a class vote when a vote is required, whereas Oregon law does not require class voting if the articles of incorporation do not require class voting.

     7. Dissenters' Rights. Under both California and Oregon law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such shareholder (as determined by a court of competent jurisdiction or by agreement of the shareholder and the corporation), in lieu of the consideration such shareholder would otherwise receive in the transaction. The laws of California and Oregon differ with respect to the circumstances under which dissenters' rights of appraisal are available.

     Under Oregon law, dissenters' rights of appraisal are available when a corporation (a) participates in a merger or share exchange and shareholder approval is required by law or the articles of incorporation; (b) sells or exchanges of all or substantially all of the property of the corporation other than in the usual and regular course of business and shareholder approval is required by law or the articles of incorporation, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; (c) amends its articles of incorporation to alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; or reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash; (d) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or (e) converts into a noncorporate business entity. Oregon does not require dissenters' rights to (a) to a merger by corporation with shares registered on a national securities exchange or Nasdaq National Market System or (b) a merger in which the corporation is the surviving corporation provided that no vote of its shareholders is required to approve the merger.

     The exclusions from dissenters' rights under California law in connection with mergers are different from those in Oregon. For example, in the case of a corporation whose shares are listed on a national securities exchange, dissenters' rights would nevertheless be available in certain transactions for any shares with respect to which there are certain restrictions on transfer and for any class with respect to which 5% or more of such class claims dissenters' rights. Also, under California law, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights, if the corporation or its shareholders immediately before the reorganization, or both, will own more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

     8. Loans to Directors and Officers. Under Oregon law, a corporation may only make such a loan to, or guarantee for the benefit of, directors, if such loan or guarantee is approved by the majority of the shareholders, excluding any shares owned by the director, or the Board determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or a general plan authorizing the loans and guarantees. A corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the Corporation's Board of Directors, may reasonably be expected to benefit the Corporation. Under California law, a corporation may only make such a loan to, or guarantee for the benefit of, directors or officers, if such loan or guarantee is approved by a majority of the corporation's shareholders or, for corporations with 100 or more shareholders of record, by its board of directors pursuant to a shareholder-approved bylaw. The Bylaws of Granite Bay-California do not have such a provision.

     9. Limitation of Liability and Indemnification. California and Oregon have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents, but Oregon is slightly more permissive in its rules. For example, the laws of both states permit corporations to adopt a provision in their articles eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

     Oregon law permits eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, for any act, except (a) breach of the director's duty of loyalty,
(b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) unlawful distribution or (d) any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Granite Bay eliminated liability for directors to the full extent allowed by Oregon Law.

     The Articles of Incorporation of Granite Bay-California eliminates the liability of directors to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard of the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; (g) liability for improper distributions, loans or guarantees; and (h) a complaint against the directors in connection with a class action alleging a breach of duty directly to the shareholders.

     Under Oregon law, directors may only be indemnified for conduct committed in (a) good faith, (b) with the reasonable belief that it was in the best interests of the corporation; and (c) with no reasonable cause to believe the individual's conduct was unlawful. With respect to an action involving an employee benefit plan, the director must have reasonably believed the conduct was in the interests of the participants in and beneficiaries of the plan. Also, a corporation may not indemnify a director, in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

     The limitations of liability provisions permissible under both, Oregon and California law also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Oregon law requires indemnification when the individual has successfully defended the action on the merits or otherwise, whereas California requires indemnification only, when the individual successfully defends on the merits. California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to defending a derivative actions
(a) no indemnification may be made without court approval; and for all cases, and (b) no indemnification may be made without the determination by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action that the agent acted in good faith and in the manner that he or she believed to be in the best interest of the corporation and its shareholders.

     10. Inspection of Shareholders' List. Oregon law permits any shareholder to inspect and copy the corporation's shareholders list, during regular business hours at the corporation's principal office, if the shareholder gives five days notice prior to inspection. California law provides for an absolute right of inspection of a shareholders' list only for persons holding 5% or more of the corporation's voting shares or persons holding 1% or more of such shares and has initiated a proxy contest.

     11. Payments of Dividends. Oregon law permits distributions (including dividends and repurchases of shares) to shareholder when (a) the corporation will be able to pay its debts as they become due in the usual course of business and (b) the total assets would at least equal the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

     Under California law, any distributions (including dividends and repurchases of shares) are limited either to retained earnings or to an amount that would leave the corporation with tangible assets in an amount equal to at least 125% of its tangible liabilities and with current assets in an amount at least equal to its current liabilities (or 125% of its current liabilities, if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such limitations are applied on a consolidated basis.

     12. Stock Splits and Reverse Stock Splits. Under California law, shareholder approval is not required for a corporation to effect a stock split by an amendment to its articles of incorporation. However, shareholder approval is necessary to effect a reverse stock split. Under Oregon law, shareholders' approval is required to effect a stock split or reverse stock split, but is not required for a share dividend.

     13. Preemptive Rights. Oregon law grants preemptive rights to shareholders, unless the corporation elects in its articles of incorporation to waive preemptive rights. The Company's Articles of Incorporation waive preemptive rights. California law allows corporations to grant preemptive rights to shareholders to subscribe for additional shares, if such rights are granted in the articles of Incorporation. The Articles of Incorporation of Granite Bay-California do not grant preemptive rights.

                  Federal Income Tax Consequences of the Merger

     The following discussion of material federal income tax consequences of the Reincorporation is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled, or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. The Reincorporation is intended to qualify as a reorganization with the meaning of Section 368(a) of the Code.

     This discussion is for general information only and does not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     No gain or loss should be recognized by a shareholder who receives Granite Bay-California capital stock in exchange for their Granite Bay capital stock as a result of the Reincorporation. The aggregate tax basis of the Granite Bay-California capital stock received by each shareholder in the Reincorporation should be equal to the aggregate tax basis of the Granite Bay capital stock surrendered in exchange for the Granite Bay-California capital stock. The holding period of the Granite Bay-California capital stock received by each shareholder of Granite Bay capital stock should include the period for which such shareholder held the Granite Bay capital stock surrendered in the exchange for the Granite Bay-California capital stock, provided that such Granite Bay capital stock was held by the shareholder as a capital asset at the time of Reincorporation.


                                  PROPOSAL FOUR

                                 ADOPTION OF THE
                      GRANITE BAY TECHNOLOGIES CORPORATION
                       2000 EMPLOYEE EQUITY INCENTIVE PLAN

     Effective September 28, 2000, subject to shareholder approval, the Board of Directors approved the Granite Bay Technologies 2000 Employee Equity Incentive Plan (herein the "Plan") to serve as a vehicle to attract and retain the services of key employees, directors, and officers and consultants and to help such individuals realize a direct proprietary interest in the Company. A copy of the Plan is attached hereto as Exhibit C. As discussed below, the Plan is a "dual plan" which provides for the grant of both Non-Qualified Options and Incentive Stock Options. Also, the plan provides for the issuance of stock appreciation rights, restricted stock, stock units and other stock grants to key employees of the Company and its subsidiaries.

Description of the Plan

     Adoption of the Plan will not affect options previously granted under prior plans. The Plan covers 882,800 shares of the Company's Common Stock, which shares will be reserved upon confirmation of the Plan. The following is a summary of the provisions of the Plan. The summary is not intended to be a complete description of all terms and provisions of the Plan.

     Eligibility. The Plan provides for the grant of options to employees, directors, and officers, consultants or other persons (the "Participants") who the Committee (as defined below) determines are rendering valuable services to the Company. The Committee determines which Participants are to be granted options, stock appreciation rights, restricted stock and stock units under the Plan.

     Administration. The Plan will be administered by the Board or the Board may delegate the administration to the Compensation Committee, consisting of two (2) or more disinterested Board members (herein the "Committee"). The Board or Committee, as applicable, will be responsible for the operation of the Plan and, subject to the terms thereof, will make all determinations regarding (i) participation in the Plan by eligible Participants, and (ii) the nature and extent of participation. In granting options, stock appreciation rights, restricted stock, and stock units, the Committee will take into account such factors as it may deem relevant in order to accomplish the Plan's purposes, including one or more of the following: the extent to which performance goals have been met, the duties of the respective employees and their present and potential contributions to the Company's success. The interpretation and construction of any provisions of the Plan by the Board or Committee shall be final. The Board may at any time remove a Committee member and appoint a successor, provided the successor is a disinterested Board member.

     Terms of Options. Each option will be evidenced by a stock option agreement between the Company and the Participants to whom such options may be granted. Options granted shall have a term of up to five (5) years, as determined by the Committee, and shall be subject to the following additional terms and conditions. In the case of a Participant who owns more than ten percent (10%) of the Company's Common Stock, the term of any Incentive Stock Option shall not be more than five (5) years from the date of grant. No option may be exercised for at least six (6) months after the date of grant. In addition, options generally vest upon the occurrence of certain events, including certain mergers and business combinations and, as amended, a sale of substantially all of the Company's assets and certain changes in control of the Company. A "change in control" also occurs if (a) 30% or more of the Company's voting stock is acquired by persons or entities without the approval of a majority of the Board unrelated to the acquirer or (b) individuals who were members of the Board at the beginning of a 24-month period cease to make up at least two-thirds of the Board at any time during that period, unless the election of the new members was approved by a majority of the Board in office immediately prior to the 24-month period and of approved new members.

     Stock Appreciation Rights. The Plan authorizes the issuance of tandem stock appreciation rights. Tandem rights allow the holder to elect between the exercise of the stock appreciation rights for stock, cash or a combination when exercised. The appreciation right distribution payable by the Company upon the exercise of a tandem stock appreciation right will be equal in amount to the excess of (a) the fair market value (on the exercise date) of the shares of Common Stock underlying the surrendered option minus (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the Plan Administrator's digression, be made in cash or in shares of Common Stock valued at the fair market value on the exercise date.

     Stock Units. Under the plan, eligible Participants may be granted Stock Units. Stock Units are a measurement component equal to the Fair Market Value of one share of Stock on the date for which a determination is made pursuant to the provisions of this Plan. The Administrator may determine the time and manner of payment for each Stock Unit and the other terms and conditions applicable to a grant of Stock Units.

     Non-transferability. Options, stock appreciation rights, stock units and restrictive stock awards are generally nontransferable except by will or the laws of descent and distribution.

     Number of Shares of Common Stock Subject to Option to Any One Participant. The Committee shall determine the number of shares subject to an option grant. However, the number of shares of stock underlying options shall not exceed 245,000 shares to any one Participant in any fiscal year.

     Exercise of the Option. Options shall become exercisable during a period or during such periods as the Committee shall determine and may be specifically conditioned upon achieving specified performance goals. An option may be exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The option price of an Incentive Stock Option or Non-Qualified Stock Option is payable in full upon exercise, and the purchase price of stock purchased pursuant to a Purchase Right must be paid in full upon the acceptance of the Purchase Right. Payment of the option price upon exercise of a stock option or for shares purchased pursuant to a Purchase Right may be made in cash, certified funds or by the surrender of the number of shares of Common Stock owned by the option holder for at least six months (valued at their fair market value as of the date of the exercise of an option or Purchase Right). In addition, the option price for options granted under the Plan may be made by a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. ("NASD Dealer") whereby the optionee irrevocably elects to exercise his or her options and to sell a portion of the shares purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company, by a "margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, or any combination of the foregoing methods of payment.

     Option Price. The option price of an Incentive Stock Option will be determined by the Committee and shall be the fair market value of the Company's Common Stock on the date of grant. In the case of an Incentive Stock Option granted to a Participant who owns more than ten percent (10%) of the Common Stock, the exercise price will be one hundred ten percent (110%) of the fair market value. The option price of Non-Qualified Options cannot be less than Eighty-Five Percent (85%) of the fair market value of the Common Stock on the date of grant.

     Employment Agreement. The Committee may include in an option, stock appreciation rights, stock units or restrictive stock awards agreement a condition that the Participant shall agree to remain in the employ of the Company for a specified period of time following the date of grant.

     Termination of Status as an Employee. In the case of an Incentive Stock Option, if the Participant ceases to serve as an employee of the Company, other than for permanent and total disability or death, all or part of the shares that the optionee was entitled to exercise at the date of such termination may be exercised within three (3) months after the date employment ceases. After such three (3) month period, all unexercised options shall terminate. Non-Qualified Stock Options are not limited to such three (3) month exercise period. The Administrator may in the option agreement provide for a shorter exercise period. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     Termination of Status as a Director or Consultant. If an optionee ceases to serve as a director or consultant of the Company, any Non-Qualified Stock Option held at the date of such termination may be exercised, in whole or in part, at any time during the term of the option as set forth in the option agreement and after such period of time all unexercised options shall terminate. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     Death or Permanent Disability. If an optionee should die or become permanently or totally disabled while serving as an employee, officer, consultant or director of the Company, Incentive Stock Options held by the Participant may be exercised by the Participant, the Participant's estate, or descendant at any time within twelve (12) months after the death or permanent disability and shall terminate thereafter. If a Participant should die within one (1) month after ceasing to serve as an employee or officer of the Company, the options may be exercised within twelve (12) months after the death to the extent the option was exercisable on the date of such death. Non-Qualified Stock Options shall not be limited to such twelve (12) month exercise period, and such options may be exercised within the time specified in the option agreement. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     Suspension or Termination of Options. No option shall be exercisable by any person after its expiration date. If the Committee reasonably believes that a Participant has committed an act of misconduct, the Committee may suspend the Participant's right to exercise any option pending a final determination by the Committee. If the Committee determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules, or if a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company, or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the Participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Committee shall act fairly and in good faith and shall give the Participant an opportunity to appear and present evidence on the Participant's behalf at a hearing before the Committee. The determination of the Committee shall be final and conclusive unless overruled by the Board.

     Adjustment Upon Changes in Capitalization. In the event any change, such as a stock split, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares, an appropriate adjustment shall be made in the option price and in the number of shares subject to the option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options shall automatically terminate, provided that the Participant shall have the right, immediately prior to the dissolution or liquidation, to exercise his or her options. In the event of the sale of all or substantially all of the Company's assets or the merger of the company with or into another corporation, (i) if the Company is the surviving corporation following a merger or consolidation each option shall, upon exercise, entitle the holder to the issuance of securities to which a holder of the number of shares of Common Stock subject to the option would be entitled after the merger or consolidation, or (ii) if the Company is not the surviving corporation, all options may, at the Company's option, terminate, provided that the Participant shall have the right, immediately prior to the merger, consolidation, dissolution or liquidation to exercise his or her options, or the Company pays cash equal to the fair market value of the option.

     Amendment and Termination. The Board may amend the Plan to materially increase the benefits accruing to the option holder without shareholder approval, except to the extent that shareholder approval is required to maintain the status of the Plan as an Incentive Stock Option Plan. Notwithstanding the foregoing, no action by the Board or shareholders may alter or impair any option, stock appreciation rights, awards or units previously granted under the Plan without the consent of the Participant.

     Compliance with Securities Laws. It is the intent of the Company that the Plan will comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

U.S. Federal Tax Aspects

     Options granted under the Plan may be either Incentive Stock Options which satisfy the requirements of Section 422 of the Internal Revenue Code or Non-Qualified Options which are not intended to meet such requirements. The United States federal income tax treatment for the two types of options generally differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two (2) categories: (i) qualifying; and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two
(2) holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a NonQualified Option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of a Non-Qualified Option are nontransferable and are subject to a substantial risk of forfeitures (i.e. repurchase by the Company in the event of the optionee's termination of service at less than book value) then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over
(ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised Non-Qualified Option. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee

     Grants of Stock. The fair market value of the shares granted under the Plan will generally be ordinary income to the recipient and the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient. If, however, the shares are nontransferable and are subject to a substantial risk of forfeiture (i.e. repurchase by the Company in the event of the recipient's termination of service at less than book value) then the recipient will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the fair market value of the shares on the date the repurchase right lapses. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of receipt of the shares the fair market value of the shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the repurchase right lapses.

     Stock Appreciation Rights and Stock Units. No taxable income is recognized upon the receipt of a Stock Appreciation Right or Stock Unit. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date minus the base price in effect for the exercised right. The holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the Stock Appreciation Right or Stock Unit. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized.

     Withholding Taxes. The Company is entitled to take appropriate measures to withhold or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the Common Stock to the recipient. In connection with Options, the Administrator may, in its discretion, provide one or more holders of Non-Qualified Options with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options. Alternatively, the Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Accounting Treatment

     In general, option grants with an exercise price per share equal to one hundred percent (100%) of the fair market value of the shares at the time of grant will not result in any direct charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, in the form of proforma statements, indicating the impact those options would have upon the Company's reported earnings if the value of those options, at the time of grant, were treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

     On March 31, 1999, the Financial Accounting Standards Board issued an Exposure Draft of a proposed interpretation of APB Opinion 25, "Accounting for Stock Issued to Employees," [as Modified by Interpretation 44.] Under the proposed interpretation, as modified on August 11, 1999, option grants made to non-employee consultants (but not non-employee Board members) after December 15,

1998, will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares (if vesting applies).

     Should one or more optionees be granted Stock Appreciation Rights or Stock Units under the Plan that have no conditions upon exercisablity other than a service or employment requirement, then such rights or units would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as a compensation expense, to the extent that the fair market value is in excess of the aggregate exercise price in effect for those rights.

Vote Required

     The affirmative vote of a majority of the Common Stock represented and voting at the Meeting is necessary to approve the adoption of the 2000 Equity Incentive Plan. The Board of Directors recommends a vote "FOR the adoption of the 2000 Equity Incentive Plan. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE ADOPTION OF THE 2000 EQUITY INCENTIVE PLAN.


                                  PROPOSAL FIVE

                  RATIFICATION OF SECTION OF INDEPENDENT PUBLIC
                                   ACCOUNTANTS

     The Board of Directors request the shareholders to ratify its selection of Perry-Smith LLP as the Company's independent auditors. As independent auditors, Perry-Smith LLP will audit the financial statement for the fiscal year ending December 31, 2000. A representative of Perry-Smith LLP will be at the Meeting to respond to appropriate questions. A representative of Perry-Smith LLP will have the opportunity to make a statement if he or she desires.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

                               EXECUTIVE OFFICERS

     The following table lists our current executive officers:

Name                Age   Position(s)                 Period
----                ---   -----------                 ------
Stephen C. Kircher  46    Chairman of the Board       February 2000 to Present
P. Blair Mullin     46    President                   May 1998-Present
                          Chief Financial Officer     November 1997- Present
                          Treasurer and Secretary     January 1998 - Present
                          Chairman of the Board       April 1999 - February 2000


Background of Executive Officers

     Stephen C. Kircher (See Background of Nominees above for description).

     P. Blair Mullin (See Background of Nominees above for description).

KEY EMPLOYEES OF THE COMPANY'S SUBSIDIARY - INTERNATIONAL DISPLAYWORKS ("IDW")

     Anthony G. Genovese (See Background of Nominees above for description).

     Alan Lefko, Chief Financial Officer, joined IDW in February 2000. From July 1999 to January 2000, Mr. Lefko was the Chief Financial Officer of The Original Bungee Company ("Bungee") in Oxnard, California, a manufacturer and distributer of stretch cord and webbing products. Mr. Lefko was responsible for the reorganization of Bungee's financing structure, establishment of an asset based lending program and implementation of cost accounting systems and controls. From 1989 to 1999, Mr. Lefko served as Chief Financial Officer and Controller of Micrologic, a manufacturer and distributor of Global Positioning Systems and Vikay America, Inc., a subsidiary of Vikay Industrial (Singapore) Limited, based in Chatsworth, California. Mr. Lefko has a BA degree in Business Administration and Accounting from California State University, Northridge, California.

     Ben Tang is the Vice President of Far East Operations. Mr. Tang was one of the founders of the predecessor company to Vikay. Mr. Tang was responsible for Vikay's original China assembly operation. Mr. Tang joined Mr. Genovese while Vikay was under judicial management to help operate the PRC companies. From 1997 to 1999, he acted as a consultant to Vikay and the Stoval Company, Singapore, a manufactured of smart cards (cash cards for phone services) and, during the same period was involved in consulting and investing in a number of technologies and technology companies though Ben Tan & Associates, Singapore, a wholly-owned consulting firm. From 1996 to 1997, Mr. Tang was Acting Managing Director and later Director of Finance for Printed Circuits International (Singapore) Pte. Ltd. From 1993 to 1996, he was Business Development Director for Pacific Can manufacturing, Singapore, a manufacturer of metal cans. Mr. Tang has been involved with the electronics industry, including the LCD industry, for most of the past 30 years. Mr. Tang did undergraduate work in Physics and holds a degree in Accounting.

Committees of the Board of Directors

     The Audit Committee of the Board of Directors makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by our independent auditors and the progress and results of their work, and reviews our financial statements, internal accounting and auditing procedures and corporate programs to ensure compliance with applicable laws. The members of the Audit Committee are Messrs. Hedden and Manz.

     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company's Stock Option Plan and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The current members of the Compensation Committee are Messrs. Kircher, Hedden, and Manz.

     The Board of Directors does not have a Nominating Committee.

     The Board of Directors met _______ (__) times in 1999, and the Audit Committee and Compensation Committee each met ______ (__) times in 1999. Each director attended at least 75% of the meetings of the Board of Directors and of the committees upon which he served.

Compensation Committee Report on Executive Compensation

     The executive compensation policies and programs developed by the Company are designed to retain and motivate executive officers and to ensure that their interests are aligned with the interests of the Company's shareholders. The Company's policy is to offer competitive compensation opportunities for its employees based on a combination of factors, including Company growth, corporate performance and the individual's personal contribution to the business.

     The Company's compensation programs are implemented by the Compensation Committee of the Board of Directors and consist of base salary, annual incentives and long-term incentives. The Company's President recommends to the Compensation Committee annual salary adjustments and incentive grants for the Company's executive officers other than himself. All members of the Board of Directors participate in the deliberations concerning executive compensation.
Executive officers who are also directors do not participate in decisions affecting their own compensation.

Compensation of the Board of Directors

     Board members are currently not compensated for participation in Board meetings. This policy may change in the future.

Executive Compensation

     The following table summarizes all compensation earned by or paid to our President and Chief Financial Officer and the former Chief Executive Officer. No other executive officer's total annual compensation for services rendered in all capacities for 1997, 1998 and 1999 exceeded $100,000.



                           Summary Compensation Table

                                              Annual Salary                    Long-Term Compensation
                                   ------------------------------------  -------------------------------
                                                                           Securities
Name and                                                                   Underlying          Other
Principal Position                    Year          $         Bonus        Options (#)      Compensation
------------------                    ----      --------      -----        -----------      ------------
David E. Callapp(1)                   1999             -        --                 -                 -
Chairman of the Board, Chief          1998      $131,651        --                 -             1,000
Executive Officer and President       1997      $157,692        --            50,000(2)              -

P. Blair Mullin(4)
Chairman of the Board                 1999      $121,774        --            70,000               117(5)
President, Chief Financial Officer    1998      $118,218        --            50,000(3)          2,402(6)
and Secretary                         1997             -        --                 -                 -


--------------------------

(1) David E. Callapp resigned as an officer and director of the Company effective May 18, 1998. Mr. Calliope served as the Company's Chief Executive Officer from August 20, 1996, and as President from November 1996. He also served as Chairman of the Board from January 1998 until his resignation.

(2) Replaced an option granted August 20, 1996, for 50,000 shares. The option was cancelled.

(3) 20,000 options granted November 12, 1997, and 25,000 options granted June1, 1998, were cancelled.

(4) P. Blair Mullin was appointed President of the Company effective May 18, 1998. He is also serving as Chief Financial Officer and Secretary/Treasurer of the Company and served as Chairman of the Board from April 1, 1999 to February 2000.

(5)  Represents medical insurance reimbursement

(6)  Represents reimbursement of moving expenses.

                              Option Grants in 1999

     The following table provides information relating to stock options granted during the year ended December 31, 1999.


                                Individual Grants



                                                                                           Potential Realizable Value
                                                                                            at Assumed Annual Rates
                                           Percent of Total                                      of Stock Price
                   Number of Securities   Options Granted to    Exercise                          Appreciation
                        Underlying             Employees          Price      Expiration         For Option Terms
      Name         Options Granted (#)      In Fiscal Year      Per Share       Date             5%             10%
---------------    --------------------   -------------------   ---------    ----------    --------------------------
P. Blair Mullin           70,000                 100%               $  .25    10/12/09         $10,708        $26,986


     The exercise price of each option was equal to the fair market value of our common stock on the date of the grant. Percentages shown under "Percent of Total Options Granted to Employees in the Last Fiscal Year" are based on an aggregate of 70,000 options granted to our employees under the 1998 Stock Option Plan and outside of this plan during the year ended December 31, 1999.

     Potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the five-year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by:

     o Multiplying the number of shares of common stock subject to a given option by the exercise price,

     o Assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire five-year term of the option, and

     o    Subtracting from that result the aggregate option exercise price.


                          Fiscal Year End Option Values

     The following table sets forth for each of the executive officers named in the Summary Compensation Table the number and value of exercisable and unexercisable options for the year ended December 1999.



                                                        Number of Securities
                                                        Underlying Unsecured            Value of Unexercised
                           Shares                              Options                  In-The-Money Options
                         Acquired on      Value          At January 1, 2000              at January 1, 2000
Name                    Exercise (#)   Realized ($)  Exercisable  Unexercisable      Exercisable  Unexercisable
----                    ------------   ------------  -----------  -------------      -----------  -------------

P. Blair Mullin             None           None        120,000          0              $61,875         N/A

David E. Calliope           None           None           0             0                N/A           N/A



     Amounts shown under the column "Value of Unexercised In-The-Money Options at December 31, 1999," represent the difference between the fair market value of the shares of common stock underlying the options at December 31, 1999, $1.00 per share (the closing price on the first day of trading of 2000, as reported by the Pinksheets) less the corresponding exercise price of such options.

1998 Stock Option Plan

Stock Option Plans

     In 1990, the Company adopted a Stock Option Plan (the "Plan") for selected executives, employees and directors and reserved 490,000 shares of common stock for issuance under the Plan. In 1995, the Plan was amended to increase the number of shares of common stock under the Plan to 1,102,500. The Plan was again amended by the Board of Directors in 1997 to change the name of the Plan, add certain additional types of equity grants, provide for acceleration of vesting on certain changes in control or sale of substantially all of the Company's assets and a number of immaterial changes to update, modernize and reorganize the Plan, which amendment was also approved by the Company's shareholders. The Plan permits the granting of options for terms not to exceed ten years from the date of grant. The options generally vest ratably over a four-year period and are exercisable subject to terms established in the Plan document. The exercise price of the options granted under the Plan must be equal to or greater than the fair market value of the shares on the date of grant for incentive stock options and not less than 85 percent of the fair market value for nonqualified stock options. The exercise price of the options granted by the Company has generally been equal to or greater than fair market value at the date of grant. Fair market value for periods prior to the Company's initial public offering were determined by the Board of Directors without an independent valuation. Information regarding the Plan is shown below:


                                                                       Weighted
                                                 Number of             Average             Aggregate
                                                   Shares          Exercise Price            Price
                                              ---------------     ----------------    ----------------
Options outstanding at January 1, 1997               565,724              $5.30             2,999,000
   Options granted                                    83,750               3.90               326,000
   Options reissued                                   90,500               9.20               833,000
   Options lapsed/cancelled                         (183,300)              8.57            (1,570,000)
   Options exercised                                 (12,250)              3.27               (40,000)
                                              ---------------     ----------------    ----------------
Options outstanding at December 27, 1997             544,424               4.68             2,548,000
   Options granted                                   116,250               1.33               154,600
   Options lapsed/canceled                          (261,676)              4.57            (1,194,600)
                                              ---------------     ----------------    ----------------
Options outstanding at December 26, 1998             398,998               3.78             1,508,000
   Options granted                                   280,000               0.25                70,000
   Options lapsed/canceled                          (128,550)              4.41              (566,819)
                                              ---------------     ----------------    ----------------
Options outstanding at January 1, 2000               550,448              $1.84            $1,011,181
                                              ===============     ================    ================



     In August 1995, certain employees exercised their stock options in exchange for notes receivable. The notes bore interest at 10 percent per annum and were due and payable August 1, 1997. However, the Company was unable to satisfy the notes as they became due. Accordingly, the December 26, 1998, financial statements reflect a $94,000 forgiveness of such notes as a component of discontinued operations.

     In 1995, the shareholders approved the Stock Option Plan for Non-Employee Directors (the "Directors Plan"), which plan reserved 122,500 shares of the Company's common stock for future grants to eligible Directors (as defined in the Directors Plan). Options granted pursuant to the Directors Plan reduced the number of underlying shares available under the Plan on a one-to-one basis. The Directors Plan provided for an annual grant of 2,450 shares of common stock to each eligible Director immediately following each annual meeting of shareholders commencing with the 1996 annual meeting. Grants were made at the fair market value of the common stock on the date of grant and were fully vested after six months. The Directors Plan was discontinued in October 1999.

     In October 1999, the Board of Directors adopted the Morrow Snowboards, Inc. 1999 Stock Option Plan for Non-Employee Directors. This plan provides for the issuance of up to 300,000 shares of the Company's common stock to existing directors and, in the case of extra service or duties, to past directors. Unless otherwise provided in the option grant, the options vest over the year following the date of grant and expire after the later of (i) five years after the date of grant or (ii) five years after termination as a director. Fully-vested options to purchase 210,000 shares of stock at an exercise price of $0.25 per share were issued during 1999.

Reissuance of Stock Options

     In February 1997, the Company canceled and reissued certain options granted to employees during 1996 under the 1990 Stock Option Plan as amended. The options canceled were to purchase 90,500 shares of common stock at a weighted average exercise price of $11.41 per share. The option prices for the reissued options were at or above market value of the stock at the date the options were issued, therefore no compensation expense has been recognized.

Certain Relationships And Related Transactions

     The Company engaged Capitol Bay Securities, Inc. ("CBS") as the placement agent for a private placement on January 31, 2000. As placement agent, CBS received sales commissions of $435,000 and an expense allowance of $87,000, equal to 12% of the proceeds raised, and received warrants to acquire 580,000 of the Company's Common Stock at an exercise price of $.75 per share. CBS is a wholly-owned subsidiary of Capitol Bay Group, Inc. ("CBG") and CBG is wholly-owned by Stephen Kircher, a director of the Company.

     During 1999, 1998, and 1997, the Company purchased certain manufacturing tooling and supplies from Morrow Aircraft Corporation ("MAC"), a company owned by shareholders of the Company, including a shareholder who is also a Director of the Company. The Company recorded $0, $72,000 and $105,000 of manufacturing expenses and capitalized $47,000, $245,000 and $448,000 for tooling related to these transactions, respectively. All such purchases were related to the discontinued snowboard operations. Then Company believes that the agreement with MAC was on terms comparable to those in the market place.

     Capitol Bay Management, Inc. ("CBM") purchased 3,000,000 shares of the Company's common stock at a price of $.25 per share during 1999. Subsequent to the purchases of the stock, one of the owners of CBM became a director of the Company. The Company believes that such purchases were made at fair market value for the common stock.

     On August 1, 2000, Mr. Kircher and his wife personally guaranteed the $2.1 million re-finance of the Company's Oregon property.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no other filings were required for such persons, the Company believes that, during the year ended December 31, 1999, its executive officers, directors and ten percent (10%) shareholders complied with all applicable
Section 16(a) filing requirements.

Principal Shareholders

     The following table sets forth certain information as of June 30, 2000, with respect to the beneficial ownership of our Common Stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock.

     Unless otherwise indicated, the address for each listed shareholder is: c/o Morrow Snowboards, Inc., DBA Granite Bay Technologies, 599 Menlo Drive, Suite 200, Rocklin, California 95765. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated. Number of Name of Beneficial Owner Shares(1) Percent(2)

Capitol Bay Securities, Inc. ("CBS")             1,112,892(3)            6.10%
Capitol Bay Group, Inc. ("CBG")
2424 Professional Drive
Roseville, CA  95661

Stephen C. Kircher                               4,187,892(4)           22.87%
2424 Professional Drive
Roseville, CA  95661

William H. Hedden                                   55,000(5)              *

Ray E. Morrow, Jr.                                 135,674(6)              *

P. Blair Mullin                                    149,797(7)              0

Anthony Genovese                                 1,340,000(8)            7.59%

Tom Manz                                           177,000(9)

All directors and executive officers as a        6,222,363(10)          34.24%
group (six persons)

-------------------

*    Does not exceed 1% of the class.

(1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2) Based on 17,656,556 shares of the Company's Common Stock outstanding at June 30, 2000, plus that number of shares subject to options exercisable within 60 days of June 30, 2000, owned by each individual or group of individuals. CBS is a wholly-owned subsidiary of CBG and CBG is wholly-owned by Mr. Kircher, each of which disclaims any beneficial ownership of the aggregate 1,112,892 shares and options, except to the extent of pecuniary interest therein.

(3) This includes 319,992 shares held by CBS in its name, 212,900 shares held in inventory for client accounts and with respect to which CBS or its employees may have voting or investment discretion, or both ("Managed Accounts") and options to purchase 580,000 shares. CBS disclaims beneficial ownership of the shares held in the Managed Accounts. All options are exercisable within 60 days after June 30, 2000. CBS is a wholly-owned subsidiary of CBG which is wholly-owned by Mr. Kircher, each of which disclaims any beneficial ownership of the aggregate 1,112,892 shares and options held by CBS, except to the extent of any pecuniary interest therein. These securities are also reported under the securities held by Stephen C. Kircher.

(4) Includes 2,000,000 shares held in Mr. Kircher's name, options to purchase 75,000 shares of Common Stock in Mr. Kircher's name, 1,000,000 shares over which Mr. Kircher has certain voting rights through an irrevocable proxy, options for 580,000 shares held by CBS, 319,992 shares held by CBS and 212,900 shares of Common Stock held in inventory for client accounts with respect to which CBS or its employees may have voting or investment discretion. All options are exercisable within 60 days after June 30, 2000.

(5) Includes 55,000 shares subject to options exercisable within 60 days after June 30, 2000.

(6) Includes 55,000 shares subject to options exercisable within 60 days after June 30, 1999. Excludes an aggregate 104,149 shares beneficially owned by Mr. Morrow's wife, Sharon R. Morrow, of which shares Mr. Morrow disclaims beneficial ownership and 1,430 shares beneficially owned by his grandson, of which shares Mr. Morrow disclaims beneficial ownership.

(7) Includes 9,797 shares and 140,000 shares subject to options exercisable within 60 days after June 30, 2000 at $______ per share.

(8) Includes 670,000 shares held in joint tenancy with Mr. Genovese's wife, Sharon Genovese, and 670,000 shares held by an individual retirement account for Anthony Genovese by Delaware trust, which 670,000 shares may be deemed to be beneficially owned by Mr. Genovese.

(9) Includes 55,000 shares subject to options exercisable within 60 days after March 31, 2000.

(10) Includes 5,085,363 shares and options for 960,000 shares exercisable within 60 days after June 30, 2000.


Performance Measurement Comparison

              COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT*

                               [GRAPHIC OMITTED]





Other Matters

     The Board of Directors knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.

Additional Information

     Copies of the exhibits to our Annual Report on Form 10-K will be provided to any requesting shareholder, provided that such shareholder agrees to reimburse us for reasonable fees related to providing such exhibits. Shareholders should direct their request to: Corporate Secretary, Morrow Snowboards, Inc., DBA Granite Bay Technologies, 599 Menlo Drive, Suite 200, Rocklin, California 95765.

Shareholder Proposals

     Shareholder proposals to be included in our Proxy Statement and Proxy for its 2001 annual meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by Granite Bay no later than December 3, 2000.

ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                           Morrow Snowboards, Inc., DBA Granite Bay Technologies

                           By Order of the Board of Directors


                           /s/ P. Blair Mullin

August 29, 2000            P. Blair Mullin
                           President
                           Rocklin, California

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints P. Blair Mullin and Stephen C. Kircher, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Morrow Snowboards, Inc., Granite Bay Technologies ("Granite Bay"), held of record by the undersigned on August 28, 2000, at the Annual Meeting of Shareholders, to be held on September 28, 2000, at 10:00 a.m.
(PDT), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California 95765, and at any and all adjournments thereof.

1. Election of Directors to serve until the Annual Meeting of Shareholders for the Year 2001:

     FOR   William H. Hedden       ____      WITHHOLD AUTHORITY ____
     FOR   Stephen C. Kircher      ____      WITHHOLD AUTHORITY ____
     FOR   Thomas J. Manz          ____      WITHHOLD AUTHORITY ____
     FOR   Anthony G. Genovese     ____      WITHHOLD AUTHORITY ____
     FOR   P. Blair Mullin         ____      WITHHOLD AUTHORITY ____

2.   For the approval of the name change to Granite Bay Technologies

     FOR    ____          AGAINST ____          ABSTAIN ____

3. Approval of Reincorporation into California by merging the Company into its subsidiary.

     FOR    ____          AGAINST ____          ABSTAIN ____

4.   Approval of the Granite Bay technologies 2000 Stock Option Plan.

     FOR    ____          AGAINST ____          ABSTAIN ____

5. Approval of ratification of Perry-Smith LLP as the Company's independent public accountant.

     FOR    ____          AGAINST ____          ABSTAIN ____

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the nominees and FOR Proposals Two, Three, Four and Five.

     Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or other authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.



                                       -----------------------------------------
                                       Name (Print)


                                       -----------------------------------------
                                       Name (Print) (if held jointly)


Dated: ________________                -----------------------------------------
                                       Signature (Print)


                                       -----------------------------------------
                                       Signature (if held jointly)


                                       Address: ________________________________

                                       City, State, Zip: _______________________


I will ____ attend the meeting.        Number of persons to attend ____.

I will not ____ attend the meeting.


PLEASE  MARK,  SIGN,  DATE AND  RETURN  THE PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

                                   EXHIBIT A


                           ARTICLES OF INCORPORATION
                                       OF
                         GRANITE BAY TECHNOLOGIES, INC.


     FIRST: The name of this corporation is Granite Bay Technologies, Inc.

     SECOND: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

     THIRD: This corporation's initial agent for service of process is the Corporation Service Company which will do business in California as CSC-Lawyers Incorporating Service.

     FOURTH: The Corporation is authorized to issue two classes of stock, designated Common Stock, no par value ("Common Stock") and Preferred Stock, no par value. The total number of shares which the Corporation is authorized to issue is Fifty Million (50,000,000). The total number of shares of Common Stock is Forty Million (40,000,000) and the total number of shares of Preferred Stock is Ten Million (10,000,000).

     Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     FIFTH: The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. This corporation is also authorized, to the fullest extent permissible under California law, to indemnify its agents (as defined in Section 317 of the California Corporations Code), whether by bylaw, agreement or otherwise, for breach of duty to this corporation and its shareholders in excess of that expressly permitted by Section 317 and to advance defense expenses to its agents in connection with such matters as they are incurred, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code. If, after the effective date of this Article, California law is amended in a manner which permits a corporation to limit the monetary or other liability of its directors or to authorize indemnification of, or advancement of such defense expenses to, its directors or other persons, in any such case to a greater extent than is permitted on such effective date, the references in this Article to "California law" shall to that extent be deemed to refer to California law as so amended.

     Executed at Sacramento, California, this ___ th day of __________, 2000.


                                      ----------------------------------------
                                      P. Blair Mullin, Incorporator

                                   EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER
                                     MERGING
                             MORROW SNOWBOARDS, INC.
                          DBA GRANITE BAY TECHNOLOGIES,
                              an Oregon Corporation
                                      INTO
                         GRANITE BAY TECHNOLOGIES, INC.,
                            a California Corporation


     This Agreement and Plan of Merger was approved on __________________, 2000 by Morrow Snowboards, Inc. dba Granite Bay Technologies ("Morrow Snowboards or the Terminating Corporation"), a business corporation of the State of Oregon, and by resolution adopted by its Board of Directors on said date, and approved on ____________, 2000 by Granite Bay Technologies, Inc. ("Granite Bay or the Surviving Corporation"), a business corporation organized under the laws of the State of California, and by resolution adopted by its Board of Directors on said date.

     1. Merger. Morrow Snowboards and Granite Bay shall, pursuant to the provisions of the Oregon Business Corporation Act and the California Corporation Code, be merged with and into a single corporation, to wit, Granite Bay, which shall be the Surviving Corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the "Surviving Corporation ," and which shall continue to exist as said Surviving Corporation under its present name, Granite Bay Technologies, Inc., pursuant to the provisions of the laws of the jurisdiction of its organization. The separate existence of Morrow Snowboards, which is sometimes hereinafter referred to as the "Terminating Corporation," shall cease at said effective time and date in accordance with the provisions of the Oregon Business Corporation Act.

     2. Effective Date. This Agreement shall become effective at the close of business on the day on which this Agreement shall have been filed with both the Secretary of State of the State of California in accordance with Section 1103 of the California General Corporation Law and the Secretary of State of the State of Oregon in accordance with Section 60.011 of the Oregon Revised Statutes (the "Effective Date").

     3. Shares Outstanding. As of the date hereof, the Terminating Corporation has 40,000,000 shares of Common Stock, no par value, and 10,000,000 shares of Preferred Stock, no par value, authorized and 18,032,906 shares of Common Stock and no shares of Preferred Stock outstanding. As of the date hereof, the Surviving Corporation has 40,000,000 shares of Common Stock, no par value, and 10,000,000 shares of Preferred Stock, no par value, authorized and 100 shares of Common Stock and no Preferred Stock outstanding.

     4. Corporate Documents. The Articles of Incorporation of the Surviving Corporation as in force and effect at the effective time and date of the merger in the jurisdiction of its organization shall be the Articles of Incorporation of said Surviving Corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the laws of the jurisdiction of its organization.

     5. Bylaws. The bylaws of the Surviving Corporation as in force and effect at the effective time and date of the merger will be the bylaws of said Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of organization of said Surviving Corporation.

     6. Directors and Officers. The directors and officers in office of the Terminating Corporation at the effective time and date of the merger shall be the members of the first Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation.

     7. Shares. Each issued share of the Terminating Corporation immediately prior to the effective time and date of the merger shall, on the Effective Date of the merger, be converted into One (1) share of the Surviving Corporation. The previously outstanding One Hundred (100) shares of Common Stock of the Surviving Corporation registered in the name of the Terminating Corporation shall not be converted in any manner and shall be reacquired by the Surviving Corporation and retired and shall resume the status of authorized and unissued shares of Common Stock of the Surviving Corporation.

     8. Share Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Terminating Corporation shall be deemed for all purposes to evidence ownership of and to represent shares of the Surviving Corporation into which the shares of the Terminating Corporation represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Terminating Corporation or its transfer agent of any such outstanding stock certificate shall have and shall be entitled, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Corporation evidenced by such outstanding certificate as above provided.

     9. Other Rights to Stock. Upon the Effective Date the options to purchase shares of common stock of the Terminating Corporation which have been granted by the Terminating Corporation pursuant to the Granite Bay 2000 Equity Incentive Plan, Morrow Snowboards, Inc. Employee Equity Incentive Plan as amended February 23 1997, Morrow Snowboards, Inc. Stock Option Plan for Non-Employee Directors and Morrow Snowboards, Inc. 1999 Stock Option Plan for Non-Employee Directors (collectively the "Plans"), shall be deemed to be options granted by the Surviving Corporation and the obligations of the Terminating Corporation with respect thereto shall be assumed by the Surviving Corporation with the same terms and conditions, and each option to acquire one share of common stock of the Terminating Corporation which is not exercised prior to the Effective Date shall be deemed to be an option to acquire one share of common stock of the Surviving Corporation. Upon the Effective Date, the Plans shall be adopted and approved by the Surviving Corporation and the Surviving Corporation shall be authorized to grant any and all options, restricted stock, stock appreciation rights, stock units, other stock grants according to the provisions of the Plans.

     10. Shareholder Approval. The Agreement and Plan of Merger herein made and approved shall be submitted to the shareholders of the Terminating Corporation for their approval or rejection in the manner prescribed by the provisions of the Oregon Business Corporation Act and to the shareholders of the Surviving Corporation for their approval or rejection in the manner prescribed by the laws of the jurisdiction of its organization.

     11. Assets and Rights. Upon the Effective Date, all rights, privileges, franchises, and property of the Terminating Corporation, and all debts and liabilities due or to become due to the Terminating Corporation, including things in action and every interest or asset of conceivable value or benefit, shall be deemed fully and finally and without any right of reversion transferred to and vested in the Surviving Corporation without further act or deed, and the Surviving Corporation shall have and hold the same in its own right as fully as the same was possessed and held by the Terminating Corporation.

     12. Liabilities. Upon the Effective Date, all debts, liabilities, and obligations due or to become due and all claims or demands for any cause existing against Terminating Corporation, shall be and become the debts, liabilities, obligations of, and the claims and demands against, the Surviving Corporation in the same manner as if the Surviving Corporation had itself incurred or become liable for them.

     13. Creditors' Rights and Liens. Upon the Effective Date, all rights of the creditors of the Terminating Corporation, and all liens upon the property of the Terminating Corporation, shall be preserved unimpaired, and limited to the property affected by the liens immediately prior to the time of the merger.

     14. Pending Actions. Upon Effective Date, any action or proceeding pending by or against the Terminating Corporation shall not be deemed to have been abated or discontinued, but may be prosecuted to judgment, with the right to appeal or review as in other cases, as if the merger had not taken place, or the Surviving Corporation may be substituted for the Terminating Corporation.

     15. Abandonment. At any time before the Effective Date, this Agreement and Plan of Merger may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either the Surviving or Terminating Corporation, notwithstanding approval of this Merger Agreement by the shareholders of the Constituent Corporations.

     16. Authorization. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

     17. Further Assurances. Each of the Surviving Corporation and the Terminating Corporation agree that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds, or other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation, its successors or assigns may deem necessary or desirable, in order to evidence the transfer, vesting, or devolution of any property right, privilege, or franchisor to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, immunities, franchises, and interests referred to in this Section 1 and otherwise to carry out the intent and purposes hereof.

     18.  Governing Law. This Agreement is made and entered into in the State of
California,   and  the  laws  of  said  State  shall  govern  the  validity  and interpretation hereof.

                    [THIS SPACE WAS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                        MORROW SNOWBOARDS, INC.
                                        DBA GRANITE BAY TECHNOLOGIES




                                        -----------------------------
                                        P. Blair Mullin,
                                        President and Secretary




                                        GRANITE BAY TECHNOLOGIES, INC.



                                        -----------------------------
                                        P. Blair Mullin,
                                        President and Secretary

                                   EXHIBIT C

                             MORROW SNOWBOARDS, INC.
                        (Granite Bay Technologies, Inc.)
                              EQUITY INCENTIVE PLAN

                            ARTICLE I -- INTRODUCTION


     1.1 Establishment. Effective September 1, 2000, Morrow Snowboards, Inc., an Oregon corporation (hereinafter referred to, together with its Affiliated Corporations (as defined in subsection 2.1(a)) as the "Company" except where the context otherwise requires), established the Morrow Snowboards, Inc. Equity Incentive Plan (the "Plan") for certain key employees of the Company. The Plan permits the grant of stock options, restricted stock awards, stock appreciation rights, stock units and other stock grants to certain key employees of the Company. The Plan also permits the grant of stock options, restricted stock awards, stock appreciation rights, stock units and other stock grants to certain persons with a relationship with the Company, including agents, consultants, advisors, independent contractors, sales representatives, distributors and principals and retail distribution outlets for the Company's products.

     1.2 Purposes. The purposes of the Plan are to provide the key employees selected for participation in the Plan with added incentives to continue in the service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to the achievement of long-term corporate economic objectives, so that the income of the key employees is more closely aligned with the income of the Company's shareholders. The Plan is also designed to attract key employees and to retain and motivate participating employees by providing an opportunity for investment in the Company. The Plan is also designed to reward persons with material relationships with the Company, such as agents, consultants, advisors, independent contractors, sales representatives, distributors and principals and retail distribution outlets for the Company's products.

                            ARTICLE II -- DEFINITIONS

     2.1 Definitions. The following terms shall have the meanings set forth below:

          (a) "Affiliated Corporation" means any corporation or other entity (including, but not limited, to a partnership) that is affiliated with Morrow Snowboards, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Sections 414(b) and (c) of the Code (for purposes of non-qualified options, stock grants, and stock appreciation rights), together with any parent or subsidiary of the Company as defined in Section 424 of the Code.

          (b) "Award" means an Option, a Restricted Stock Award, a Stock Appreciation Right, a Stock Unit, grants of Stock pursuant to Article XI or other issuances of Stock hereunder.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan, or by the full Board acting as the Committee. The Committee shall be so constituted at all times as to permit the Plan to comply with Section 162(m) of the Code and Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

          (f) "Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

          (g) "Eligible Person" means any non-employee who performs key services to the Company and upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business (provided that such Eligible Person may not receive an award of Incentive Stock Options).

          (h) "Eligible Employees" means those key employees (including, without limitation, officers and directors who are also employees) of the Company or any division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business.

          (i) "Fair Market Value" of a share of Stock shall be the last reported sale price of the Stock on the Nasdaq National Market on the day the determination is to be made, or if no sale took place on such day, the average of the closing bid and asked prices of the Stock on the Nasdaq National Market on such day, or if the market is closed on such day, the last day prior to the date of determination on which the market was open for the transaction of business, as reported on Nasdaq. If, however, the Stock should be listed or admitted for trading on a national securities exchange, the Fair Market Value of a share of the Stock shall be the last sales price, or if no sales took place, the average of the closing bid and asked prices on the day the determination is to be made, or if the market is closed on such day, the last day prior to the date of determination on which the market was open for the transaction of business, as reported in the principal consolidated transaction reporting system for the principal national securities exchange on which the Stock is listed or admitted for trading. If the Stock is not listed or traded on NASDAQ or on any national securities exchange, the Fair Market Value for purposes of the grant of Options under the Plan shall be determined by the Committee in good faith in its sole discretion.

          (j) "Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code. Only Eligible Employees may receive awards of Incentive Options.

          (k) "Non-Qualified Option" means any Option other than an Incentive Option.

          (l) "Option" means a right to purchase stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

          (m) "Option  Certificate" shall have the meaning given to such term in
     Section 7.2 hereof.

          (n) "Option Holder" means a Participant who has been granted one or more Options under the Plan.

          (o) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

          (p) "Participant" means an Eligible Employee or an Eligible Person designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

          (q)  "Restricted  Stock  Award"  means an award of Stock  granted to a
     Participant   pursuant   to  Article   VIII  that  is  subject  to  certain
     restrictions imposed in accordance with the provisions of such Section.

          (r) "Share" means a share of Stock.

          (s) "Stock" means the common stock of the Company.

          (t) "Stock Appreciation Right" means the right, granted by the Committee pursuant to the Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

          (u) "Stock Unit" means a measurement component equal to the Fair Market Value of one share of Stock on the date for which a determination is made pursuant to the provisions of this Plan.

     2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                       ARTICLE III -- PLAN ADMINISTRATION

     The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Persons, determine the Awards to be made pursuant to the Plan, the number of Stock Units, Stock Appreciation Rights or shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the terms and conditions applicable to stock Units, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

                     ARTICLE IV -- STOCK SUBJECT TO THE PLAN

     4.1 Number of Shares. The number of shares of Stock that are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary shall not exceed 900,000. This authorization may be increased from time to time by approval of the Board and by the shareholders of the Company if, in the opinion of counsel for the Company, shareholder approval is required. Shares of Stock that may be issued upon exercise of Options, or Stock Appreciation Rights, that are issued as Restricted Stock Awards, that are issued with respect to Stock Units, and that are issued as incentive compensation or other stock grants under the Plan shall be applied to reduce the maximum number of shares of Stock remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options or Stock Units are outstanding retain as authorized and unissued Stock at least the number of shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

     4.2 Other Shares of Stock. Any shares of Stock that are subject to an Option that expires, or that is forfeited or for any reason is terminated unexercised, and any share of stock withheld for the payment of taxes or received by the Company as payment of the exercise price of an Option under this Plan shall automatically become available for use under the Plan.

     4.3 Adjustments for stock Split, Stock Dividend, etc. If the Company shall at any time increase or decrease the number of its outstanding shares of Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Awards may be granted under the Plan, and (ii) the shares of the Stock then included in each outstanding Award granted hereunder.

     4.4 Other Distributions and Changes in the Stock. If

          (a) the Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 4.3), or

          (b) the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

          (c) there shall be any other change (except as described in Section 4.3) in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b), or (c) above equitably requires an adjustment in the number or kind of shares subject to an Option or other Award, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Option or Award that involves the particular type of stock for which a change was effected. Notwithstanding the foregoing provisions of this Section 4.4, pursuant to Section 8.3 below, a Participant holding Stock received as a Restricted Stock Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Stock upon the Participant's becoming a holder of record of the Stock.

     4.5 General Adjustment Rules. No adjustment or substitution provided for in this Article IV shall require the Company to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the total Option Price for the shares of Stock then subject to an Option shall remain unchanged but the Option Price per share under each Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.

     4.6 Determination by the Committee, Etc. Adjustments under this Article IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

                      ARTICLE V -- CORPORATE REORGANIZATION

     5.1 Reorganization. Upon the occurrence of any of the following events, if the notice required by Section 5.2 shall have first been given, the Plan and all Options then outstanding hereunder shall automatically terminate and be of no further force and effect whatsoever, and other Awards then outstanding shall be treated as described in Sections 5.2 and 5.3, without the necessity for any additional notice or other action by the Board or the Company: (a) the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy
Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or (b) the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as holding company of an entity or entities that conduct the business or business formerly conducted by the Company); or (c) the dissolution or liquidation of the Company.

     5.2 Required Notice. At least 30 days' prior written notice of any event described in Section 5.1 shall be given by the Company to each Option Holder and Participant unless (a) in the case of the events described in clauses (a) or (b) of Section 5.1, the Company, or the successor or purchaser, as the case may be, shall make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options except that the Option Holder shall have the right thereafter to purchase the kind of amount of securities or property or cash receivable upon such merger, consolidation, or reorganization, sale or conveyance by a holder of the number of Shares that would have been receivable upon exercise of the Option immediately prior to such merger, consolidation, sale or conveyance (assuming such holder of Stock failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares), or (b) the Company, or the successor or purchaser, as the case may be, shall make adequate provision for the adjustment of outstanding Awards (other than Options) so that such Awards shall entitle the Participant to receive the kind and amount of securities or property or cash receivable upon such merger, consolidation, other reorganization, sale or conveyance by a holder of the number of shares that would have been receivable with respect to such Award immediately prior to such merger, consolidation, other reorganization, sale or conveyance (assuming such holder of Stock failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares). The provisions of this Article V shall similarly apply to successive mergers, consolidations, reorganizations, sales or conveyances. Such notice shall be deemed to have been given when delivered personally to a Participant or when mailed to a Participant by registered or certified mail, postage prepaid, at such Participant's address last known to the Company.

     5.3 Acceleration of Exercisability. Participants notified in accordance with Section 5.2 may exercise their Options at any time before the occurrence of the event requiring the giving of notice (but subject to occurrence of such event), regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied. Upon the giving of notice in accordance with Section 5.2, all restrictions with respect to Restricted Stock and other Awards shall lapse immediately, all Stock Units shall become payable immediately and all Stock Appreciation Rights shall become exercisable. Any Options, Stock Appreciation Rights or stock Units that are not assumed or substituted under classes (a) or
(b) of Section 5.2 that have not been exercised  prior to the event described in
Section 5.1 shall automatically terminate upon the occurrence of such event.

     5.4 Limitation on Payments. If the provisions of this Article V would result in the receipt by any Participant of a payment within the meaning of
Section 280G of the Code and the regulations promulgated thereunder and if the receipt of such payment by any Participant would, in the opinion of independent tax counsel of recognized standing selected by the Company, result in the payment by such Participant of any excise tax provided for in Sections 280G and 4999 of the Code, then the amount of such payment shall be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax; provided, however, that the Committee, in its sole discretion, may authorize the payment of all or any portion of the amount of such reduction to the Participant.

     5.5 Limitation on Acceleration of Exercise. Notwithstanding anything contained in this Plan, if the acceleration of exercise of an option, in the opinion of the Company's outside accountants would render unavailable "pooling of interest" accounting treatment for any reorganization, merger or consolidation of the Company for which pooling of interest accounting treatment is sought, such acceleration will not occur.

                           ARTICLE VI -- PARTICIPATION

     Participants in the Plan shall be those Eligible Employees and Eligible Persons who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company or an Affiliated Corporation, and significantly contribute, or expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee, and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each

Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

                             ARTICLE VII -- OPTIONS

     7.1 Grant of Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option, provided that only Eligible Employees may be awarded Incentive Options. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised, except as provided in subsection 7.2(j). An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

     7.2 Stock Option Certificates. Each Option granted under the Plan shall be evidenced by a written stock option certificate (an "Option Certificate"). An Option Certificate shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Certificate shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

          (a) Number of Shares. Each Option Certificate shall state that it covers a specified number of shares of Stock, as determined by the Committee. Notwithstanding any other provision of this Plan, the maximum number of shares of Stock to be granted subject to Options under the Plan to any one Participant in any one fiscal year of the Company shall not exceed 245,000 shares.

          (b) Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Certificate, but in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Option (both Incentive and Non-Qualified) is granted.

          (c) Duration of Options; Restrictions on Exercise. Each Option Certificate shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Certificate shall also set forth any installment or other restrictions on Option exercise during such period, if any, as may be determined by the Committee; however, no Option may be exercised for at least six months after the date of grant. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

          (d) Termination of Employment, Death, Disability, Etc. The Committee may specify the period, if any, after which an Option may be exercised following termination of the Option Holder's employment. The effect of this subsection 7.2(d) shall be limited to determining and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's employment. If the Committee does not otherwise specify, the following shall apply:

               (i) If the employment of the Option Holder terminates for any reason other than death or Disability within six months after the date the Option is granted or if the employment of the Option Holder is terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures.

               (ii) If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder, or in the case of death by the persons specified in subsection (iii) of this subsection 7.2(d), within one year following his or her Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of employment because of Disability.

               (iii) If the Option Holder dies during the Option Period while still employed or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only s to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

               (iv) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation) within the Option Period for any reason other than cause, Disability or the Option Holder's death, and such termination occurs more than six months after the Option is granted, the Option may be exercised by the

          Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any case, the Option may be exercised only to the shares as to which the Option had become exercisable on or before the date of termination of employment.

          (e) Transferability. Each Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.

          (f) Consideration for Grant of Option. Each Option Holder agrees to remain in the employment of the Company, at the pleasure of the Company, for a continuous period of at least one year after the date the Option is granted, at the salary rate in effect on the date of such agreement or at such changed rate as may be fixed, from time to time, by the Company. Nothing in this paragraph shall limit or impair the Company's right to terminate the employment of any employee.

          (g) Exercise, Payments, Etc.

               (i) Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker's loan transaction described in subsection 7.2(g)(ii)(D), in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's loan was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Option on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

               (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

                    (A) in cash;

                    (B) by certified,  cashier's check or other check acceptable to the Company, payable to the order of the Company;

                    (C) by delivery to the Company of certificates  representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided, however, that no Option may be exercised by delivery to the Company of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six months; for purposes of this Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price; or

                    (D) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

          (h) Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

          (i) Withholding.

               (i) Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in
          Article XV.

               (ii) Incentive Options. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at its principal office in Salem, Oregon (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

          (j) Issuance of Additional Option. If an Option Holder pays all or any portion of the exercise price of an Option with Stock, or pays all or any portion of the applicable withholding taxes with respect to the exercise of an Option with Stock that has been held by the Option Holder for more than a period, not shorter than six months, to be determined by the Committee, the Committee may, in its sole discretion, grant to such Option Holder a new Option covering the number of shares of Stock used to pay such exercise price and/or withholding tax. The new Option shall have an Option Price per share equal to the Fair Market Value of a share of Stock on the date of the exercise of the Option and shall have the same terms and provisions as the exercised Option, except as otherwise determined by the Committee in its sole discretion.

     7.3 Restrictions on Incentive Options.

          (a) Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option.

          (b) Ten Percent Shareholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

          (c) Eligible Employees. Incentive Options may only be issued to Eligible Employees.

     7.4 Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Article IV.

                     ARTICLE VIII -- RESTRICTED STOCK AWARDS

     8.1 Grant of Restricted Stock Awards. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

     8.2 Restrictions. A Participant's right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by the Company or an Affiliated Corporation for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Stock shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company's established retirement policy, all employment period and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment completed at the time of termination of employment from the grant of each Award to the total number of months of employment required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. In the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

     8.3 Privileges of a Shareholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this
Article VIII upon his becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Section 13.2.

     8.4 Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Section 8.2 and 8.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.2 and 8.3:

          (a) Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

          (b) Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while th restrictions remain in effect.

                            ARTICLE IX -- STOCK UNITS

     A Participant may be granted a number of Stock Units determined by the Committee. The number of Stock Units, the goals and objectives to be satisfied with respect to each grant of Stock Units, the time and manner of payment for each Stock Unit, and the other terms and conditions applicable to a grant of Stock Units shall be determined by the Committee.

                     ARTICLE X -- STOCK APPRECIATION RIGHTS

     10.1 Persons Eligible. The Committee, in its sole discretion, may grant Stock Appreciation Rights to Participants.

     10.2 Grant. The Committee shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six months after the date of grant.

     10.3 Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of shares of Stock (without any payment to the Company, except for applicable withholding taxes), cash, or Stock and cash, as determined by the committee in accordance with Section 10.4 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Committee, the Stock Appreciation Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to the Company, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised. Upon receipt of the notice from the Participant, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Stock and/or (ii) a cash payment, in accordance with Section 10.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Article X as the "exercise date." The delivery of Stock or cash received pursuant to such exercise shall take place at the principal offices of the Company within 30 days following delivery of such notice.

     10.4 Number of Shares or Amount of Cash. Subject to the discretion of the Committee to substitute cash for Stock, or Stock for cash, the amount of Stock which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of shares of Stock as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Stock on the exercise date exceeds the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right, by (b) the Fair Market Value of the Stock on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Stock upon the exercise of a Stock Appreciation Right, the Committee in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Stock on the exercise date for any or all of the shares of Stock that would otherwise be issuable upon exercise of the Stock Appreciation Right.

     10.5 Effect of Exercise. If a Stock Appreciation Right is issued in tandem with an Option, the exercise of the Stock Appreciation Right or the related Option will result in an equal reduction in the number of corresponding Options or Stock Appreciation Rights which were granted in tandem with such Stock Appreciation Rights and Options.

     10.6 Termination of Employment. Upon the termination of employment or other services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of employment or other services, as are specified in Section 7.2(d) with respect to Options.

                     ARTICLE XI -- OTHER COMMON STOCK GRANTS

     From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.

                        ARTICLE XII -- CHANGE IN CONTROL

     12.1 In  General.  Upon a change of  control  in the  Company as defined in
Section 12.2, then (a) all options shall become immediately exercisable in full during the remaining term thereof, and shall remain so, whether or not the Participants to whom such Options have been granted remain employees of the Company or an Affiliated Corporation; (b) all restrictions with respect to outstanding Restricted Stock Awards shall immediately lapse; (c) all Stock Units shall become immediately payable; and (d) all other Awards shall immediately become exercisable or shall vest, as the case may be, without any further action or passage of time.

     12.2 Definition. For purposes of this Plan, a "change in control" shall be deemed to have occurred if (a) a person (as such term is used in Section 1(d) of the 1934 Act) becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of shares of the Company or the Company's successor having 30% or more of the total number of votes that may be cast for the election of directors of the Company without the prior approval of at least a majority of the members of the Company's Board of Directors unaffiliated with such person (unless such person beneficially owns shares with at least 15% of such votes on the Effective
Date), or (b) individuals who constitute the directors of the Company at the beginning of a 24-month period cease to constitute at least two-thirds of all directors at any time during such period, unless the election of any new or replacement directors was approved by a vote of at least a majority of the members of the Company's Board of Directors in office immediately prior to such period and of the new and replacement directors so approved.

                ARTICLE XIII -- RIGHTS OF EMPLOYEES; PARTICIPANTS

     13.1 Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Committee at the time.

     13.2 Nontransferability. No right or interest of any Participant in an Option, a Stock Appreciation Right, a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), a Stock Unit, or other Award granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options, Stock Appreciation Rights, Restricted Stock Awards, other Awards, and Stock Units shall, to the extent provided in Articles VII, VIII, IX, X and XI, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs and legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

     13.3 No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company or any Affiliated Corporation, and shall be only general creditors of the Company.

                       ARTICLE XIV -- GENERAL RESTRICTIONS

     14.1 Investment Representations. The Company may require any person to whom an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, or Stock is granted, as a condition of exercising such Option or Stock Appreciation Right, or receiving such Restricted Stock Award, Stock Unit, or Stock, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws.

     14.2 Compliance with Securities Laws. Each Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, and Stock grant shall be subject to the requirements that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, or Stock grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit or Stock grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

     14.3 Changes in Accounting Rules. Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options, Stock Appreciation Rights, outstanding Restricted Stock Awards, outstanding Stock Units and other outstanding Awards as to which the applicable employment or other restrictions have not been satisfied.

                      ARTICLE XV -- OTHER EMPLOYEE BENEFITS

     The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or Stock Appreciation Right, the sale of shares received upon such exercise, the vesting of any Restricted Stock Award, distributions with respect to Stock Units, or the grant of Stock shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitations benefits under any pension, profit sharing, life insurance of salary continuation plan.

           ARTICLE XVI -- PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

     No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units, Stock or other Award theretofore granted under the Plan, or apply to an incentive stock option outstanding on the date of such amendment or modification if such amendment or modification constitutes a "modification" to an incentive stock option, without the consent of the Participant holding such Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units, Stock or other Awards.

                           ARTICLE XVII -- WITHHOLDING

     17.1 Withholding Requirement. The Company's obligations to deliver shares of Stock upon the exercise of any Option, or Stock Appreciation Right, the vesting of any Restricted Stock Award, payment with respect to Stock Units, or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

     17.2 Withholding with Stock. At the time the Committee grants an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, other Award, or Stock, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

          (a) All elections must be made prior to the Tax Date.

          (b) All elections shall be irrevocable.

          (c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

                      ARTICLE XVIII -- REQUIREMENTS OF LAW

     18.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

     18.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

     18.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Oregon.

                       ARTICLE XIX -- DURATION OF THE PLAN

     Unless sooner terminated by the Board of Directors, the Plan shall terminate on August 31, 2000, and no Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, other Award or Stock shall be granted, or offer to purchase Stock made, after such termination. Options, Stock Appreciation Rights, Restricted Stock Awards, other Awards, and Stock Units outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.


Dated: September 28, 2000


ATTEST:                                      MORROW SNOWBOARDS, INC.


By:  ______________________________     By:  ______________________________
               Secretary                     P.Blair Mullin, President